SCUDDER
                                                                     INVESTMENTS

Taxable Income II

Scudder Income Fund

Supplement to the currently effective prospectuses

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Effective November 24, 2003 the following information replaces the disclosure for Scudder Income Fund in the sections described below.

The following information replaces "The Fund's Main Investment Strategy" section.


The fund seeks to provide high income while managing its portfolio in a way that is consistent with the prudent investment of shareholders' capital. The fund primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the fund's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The fund normally invests at least 65% of total assets in high grade U.S. bonds (those considered to be in the top three grades of credit quality). The fund may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality). These securities may be denominated in either US dollars or foreign currencies and may be either corporate bonds or sovereign debt.

In addition, the fund may also invest up to 20% of total assets in below investment grade securities of US and foreign issuers (rated as low as the sixth credit grade, ie. grade B, otherwise known as junk bonds), including investment in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default.

The investment advisor employs a team approach to allocate the fund's assets among the various asset classes. The team includes members from the investment advisor and the sub-advisor. We refer to both as the investment advisor.

The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below:

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

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

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The following information supplements the section "Other Investments".


The fund may invest up to 10% of total assets in foreign currencies (utilizing instruments such as forward foreign currency exchange contracts) for both strategic and hedging purposes.

The following information supplements the "The Main Risks of Investing in the Fund" section and replaces related information in the "The Main Risks of Investing in the Fund -- Foreign Investing Risk" section.


Foreign Investment Risk. To the extent that the fund holds the stocks and/or bonds of companies or organizations based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could lower the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. All of these risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors. Additionally, because the fund invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Derivatives Risk. The fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and potential losses. There is no guarantee that derivative strategies will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

The following information is added to the "Who Manages and Oversees the Funds" section.


Sub-Advisor

The fund's Board has approved a research and subadvisory agreement between DeIM and Deutsche Asset Management Investment Services Ltd. ("DeAMIS"). DeAMIS, One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM compensates DeAMIS out of the management fee it receives from the fund.

The following revises "The portfolio managers" section of the prospectuses.

The following people handle the day-to-day management of the fund.


Scudder Income Fund

Gary W. Bartlett                          J. Christopher Gagnier
CFA, Managing Director of Deutsche        Managing Director of Deutsche Asset
Asset Management and Lead Portfolio       Management and Portfolio Manager of
Manager of the fund.                      the fund.
 o   Joined Deutsche Asset Management      o  Joined Deutsche Asset Management
     in 1992 and the fund in 2002.            in 1997 and the fund in 2002.
 o   Analyst specializing in taxable       o  Prior to that, portfolio
     municipal and government                 manager, Paine Webber, from 1984
     investments.                             to 1997.
 o   Began investment career in 1982.      o  Analyst specializing in
 o   MBA, Drexel University.                  asset-backed securities and
                                              government investments.
Andrew P. Cestone                          o  Began investment career in 1979.
Managing Director of Deutsche Asset        o  MBA, University of Chicago.
Management and Portfolio Manager of
the fund.                                 William T. Lissenden
 o   Joined Deutsche Asset Management     Director of Deutsche Asset
     in 1998 and the fund in 2002.        Management and Portfolio Manager of
 o   Prior to that, investment analyst,   the fund.
     Phoenix Investment Partners, from     o  Joined Deutsche Asset Management
     1997 to 1998.                            in 2002.
 o   Prior to that, credit officer,        o  Prior to that, fixed income
     asset based lending group, Fleet         strategist and director of
     Bank, from 1995 to 1997.                 research at Conseco Capital
                                              Management, director of fixed
Warren S. Davis                               income research and product
Managing Director of Deutsche Asset           management at Prudential
Management and Portfolio Manager of           Securities, national sales
the fund.                                     manager for fixed income
 o   Joined Deutsche Asset Management         securities at Prudential
     in 1995 and the fund in 2002.            Securities and institutional
 o   Analyst specializing in mortgage-        sales professional at several
     and asset-backed securities.             firms including Prudential,
 o   Began investment career in 1985.         Goldman Sachs and Merrill Lynch.
 o   MBA, Drexel University.               o  MBA, Baruch College.

Thomas J. Flaherty                        Catharine Peppiatt
Managing Director of Deutsche Asset       Director of Deutsche Asset
Management and Portfolio Manager          Management and Portfolio Manager of
of the fund.                              the fund.
 o   Joined Deutsche Asset Management      o  Joined Deutsche Asset Management
     in 1995 and the fund in 2002.            in 1993 and the fund in 2002.
 o   Analyst specializing in corporate     o  Previously served as director of
     bonds and mortgages.                     Global Fixed Income in London.
 o   Began investment career in 1984.      o  Portfolio manager and product
                                              manager for Core Plus Fixed
                                              Income: Philadelphia.
                                           o  MA, Oxford University.



                                       5

Daniel R. Taylor                          Nima Tayebi
CFA, Managing Director of Deutsche        Director of Deutsche Asset
Asset Management and Portfolio            Management and Portfolio Manager of
Manager of the fund.                      the fund.
o   Joined Deutsche Asset Management       o  Joined Deutsche Asset Management
    in 1998 and the fund in 2002.             in 2001 and the fund in 2003 as
o   Analyst specializing in                 an Emerging currency fund
    asset-backed securities and               manager. Previously, an
    government securities.                    executive director responsible
o   Prior to that, fixed income               for emerging markets trading at
    portfolio manager, asset backed           Millennium Global Investments.
    securities analyst and senior             Prior to that, Vice President at
    credit analyst, CoreStates                Salomon Brothers, focusing on
    Investment Advisors, from 1992 to         emerging currency and debt
    1998.                                     trading, and also Head of Fixed
o   Began investment career in 1992.          Income research at Renaissance
                                              Capital.
Timothy C. Vile                            o  M.Phil from Cambridge University.
CFA, Managing Director of Deutsche
Asset Management and Portfolio            Edwin Gutierrez
Manager of the fund.                      Vice President of Deutsche Asset
o   Joined Deutsche Asset Management      Management and Portfolio Manager of
    in 1991 and the fund in 2002.         the fund.
o   Prior to that, portfolio manager       o  Joined Deutsche Asset Management
    for fixed income portfolios at            in 2000 and the fund in 2003
    Equitable Capital Management.             after five years of experience
o   Began investment career in 1984.          including emerging debt
                                              portfolio manager at INVESCO
Brett Diment                                  Asset Management responsible for
Managing Director of Deutsche Asset           Latin America and Asia and
Management and Portfolio Manager              economist responsible for Latin
of the fund.                                  America at LGT Asset Management.
o   Joined Deutsche Asset Management       o  MSc, Georgetown University.
    in 1991 and the fund in 2002.
o    Head of Emerging Market Debt for
    London Fixed Income and
    responsible for coordinating
    research into Continental European
    markets and managing global fixed
    income, balanced and cash-based
    portfolios: London.
o    Began investment career in 1991.











               Please Retain This Supplement for Future Reference



November 12, 2003